Exhibit 10.5

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 16, 2009 is by and between ___________ (the "Seller") and Glowpoint, Inc., (the "Purchaser"), with an address of 225 Long Avenue, Hillside, NJ 07016.

RECITALS

1.

The Seller is the beneficial and record owner of the securities listed on Exhibit A attached hereto (the “Securities”) of Glowpoint, Inc., a Delaware corporation (the “Issuer”).

2.

The Purchaser desires to purchase from the Seller, and the Seller desires to sell, transfer and assign to the Purchaser, the Seller's entire right, title and interest in and to the Securities, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the parties agree:

1.

Agreement to Purchase Securities.  The Purchaser hereby agrees to purchase, and the Seller hereby agrees to sell, the Securities pursuant to the terms and conditions set forth herein.  The aggregate purchase price of the Securities being sold to the Purchaser hereunder is Seven Hundred Fifty Thousand Dollars ($750,000) (the “Purchase Price”).  The Purchaser shall deliver to the Seller the Purchase Price via wire transfer in immediately available funds according to written instructions attached hereto as Exhibit B.  The closing under this Agreement shall take place simultaneously with the execution and delivery of this Agreement at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (the "Closing"), at such time and place or on such date as the Purchaser and the Seller may agree upon.  Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

2.

Delivery of Securities to the Purchaser; Assignment.  On or prior to the Closing, all documents representing the Securities shall be delivered to the Purchaser. Concurrently with the delivery to the Purchaser of all documents representing the Securities, the Seller in respect of such document shall deliver an assignment agreement, if required, covering such document.  At or promptly following the Closing, the Issuer shall issue replacement securities to the Purchaser.

3.

Representations, Warranties and Covenants of Purchaser.  The Purchaser hereby represents and warrants to the Seller, and covenants for the benefit of the Seller, as of the date hereof, as follows:

(a)

He is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(b)

He is acquiring the Securities for his own account and not with a view to any distribution of the Securities in violation of the Securities Act;

(c)

He acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities, and that he recognizes the highly speculative nature of this investment.  He represents that he has been furnished with all documents and other information regarding the Issuer that he had requested or desired to know and all other documents which could be reasonably provided have been made available for his inspection and review;

(d)

He acknowledges that the Securities have not been passed upon or reviewed by the Securities and Exchange Commission.  He agrees that he will not sell, transfer or otherwise dispose of any of the Securities unless they are registered under the Securities Act, or unless an exemption from such registration is available.  He understands that the Securities have not been registered under the Securities Act or any state law by reason of a claimed exemption under the provisions of the Securities Act or any state law;

(e)

This Agreement constitutes a valid and binding agreement and obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally; and

(f)

This Agreement has been duly authorized, validly executed and delivered on behalf of the Purchaser, and the Purchaser has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder.

4.

Representations, Warranties and Covenants of the Seller.  The Seller represents and warrants to the Purchaser, and covenants for the benefit of the Purchaser, as of the date hereof, as follows:

(a)

Based upon the Purchaser’s representations and warranties being true and accurate, the offer and sale of the Securities hereunder is exempt from registration under the Securities Act pursuant to an exemption thereunder;

(b)

The Securities are "restricted securities" as defined under Rule 144 promulgated under the Securities Act, as amended.  The Seller (i) was an accredited investor on the acquisition date of the Securities and (ii) acquired the Securities for its own account for investment only and with no intention of or arrangement for distributing any of such Securities;

(c)

This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement and obligation of the Seller enforceable against the Seller in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Seller has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder;

(d)

The Seller is the legal, beneficial and registered owner of the Securities, free and clear of any liens, charges or encumbrances.  Upon payment of the Purchase Price, the

Purchaser will acquire all right, title and interest in the Securities, free and clear of all liens, charges or encumbrances;

(e)

In connection with the offer and sale of the Securities, neither the Seller nor any affiliate of the Seller or any person acting on the Seller’s or the Seller’s affiliates’ behalf has engaged in any form of “general solicitation” or “general advertising” as those terms are used in Rule 502(c) under the Securities Act; and

(f)

The Seller has reviewed all restrictions upon and conditions to the transfer of the Securities.  There are no such restrictions and conditions in order to consummate the sale of the Securities to Purchaser as contemplated by this Agreement, and such Securities are not as of the date of this Agreement, subject to any restriction on transfer, except for restrictions under the Securities Act, and are free from all taxes, liens, claims and encumbrances.

5.

Binding Effect; Assignment.  This Agreement is not assignable by the Seller or the Purchaser without the prior written consent of the other party.  This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Seller and its successors and permitted assigns with respect to the obligations of the Purchaser under this Agreement, and to the benefit of the Purchaser and its successors and permitted assigns, with respect to the obligations of the Seller under this Agreement.

6.

Expenses.  Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder.

7.

Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  Each of the Seller and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Seller and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 8 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

8.

Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopier, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

If to the Seller:

___________________________

___________________________

___________________________

If to Purchaser:

At the address of the Purchaser first written above, with copies to:

General Counsel

Glowpoint, Inc.

Hillside, New Jersey 07205

Tel. No.: (312) 235-3888 x2087

Fax No.:  (973) 565-1272

and

Gibbons P.C.

One Gateway Center

Newark, New Jersey 07102

Attn: Frank Cannone, Esq.

Tel. No.: (973) 596-4500

Fax No.:  (973) 596-0545

or to any other address specified by any party by notice given as aforesaid.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) Business Days after being deposited in the mail, postage prepaid, if mailed; the next Business Day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

9.

Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

10.

Counterparts.  This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.

Transfer Taxes.  The Purchaser shall pay any transfer taxes or other fees that may be payable upon transfer of the Securities.

12.

Survival.  The representations and warranties of the Seller and the Purchaser shall survive the Closing hereunder.

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

SELLER: __________________

By:
Name:
Title:

PURCHASER: Glowpoint, Inc.

Name:
Title:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

LIST OF SECURITIES